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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-A4)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                  333-112231             33-3416059
         --------                  ----------             ----------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
    of Incorporation)             File Number)         Identification No.)



4 World Financial Center                            10281
NEW YORK, NEW YORK                                (Zip Code)
------------------                                ----------
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (212) 449-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

          On or about October 29, 2004, the Registrant will cause the issuance and sale of MLMI Series 2004-A4 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2004, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.



Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)       FINANCIAL STATEMENTS.

                    Not applicable.

          (b)       PRO FORMA FINANCIAL INFORMATION.

                    Not applicable.

          (c)       EXHIBITS

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
                    ITEM 601(A) OF
                    REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                 DESCRIPTION
-----------         -----------                 -----------
1                       4               Pooling and Servicing Agreement,
                                        dated as of October 1, 2004
                                        among Merrill Lynch Mortgage
                                        Investors, Inc., as depositor,
                                        Wells Fargo Bank, National
                                        Association, as master servicer
                                        and securities administrator
                                        and Wachovia Bank, National
                                        Association, as trustee. (In
                                        accordance with Rule 202 of
                                        Regulation S-T, Exhibit H, the
                                        mortgage loan schedule, is
                                        being filed in paper pursuant
                                        to a continuing hardship exemption.)
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By:      /S/ ANDREW BEAL
                                           --------------------------
                                        Name:    Andrew Beal
                                        Title:   Managing Director

Dated: November 12 , 2004


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                                  EXHIBIT INDEX

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
    Item 601(a) of             Sequentially Exhibit        Regulation S-K        Numbered
       Number                      Exhibit No.              Description            Page
       ------                      -----------              -----------            ----
        1                              4                Pooling and Servicing       5
                                                             Agreement
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